SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 2, 2011 (November 1, 2011)

DYNEGY INC.

DYNEGY HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
Delaware	000-29311	94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On November 1, 2011, Dynegy Inc. (“Dynegy”) announced that Dynegy Holdings, LLC (“DH”), a direct, wholly-owned subsidiary of Dynegy, elected not to make the $43.8 million semi-annual interest payment due on November 1, 2011 on DH’s 8.375% Senior Unsecured Notes due 2016 (CUSIP No. 26816LAT9) (the “2016 Notes”).  The indenture dated September 26, 1996, as amended and restated as of March 14, 2001, and the Second Supplemental Indenture thereto, between DH and Wilmington Trust Company (as successor to JP Morgan Chase Bank, N.A., successor to Bank One Trust Company, National Association) governing the 2016 Notes provides that the failure to make such payment constitutes an event of default after a 30-day cure period. This missed interest payment will not trigger any significant cross-default provisions associated with other outstanding DH debt prior to the expiration of the cure period. During such cure period, Dynegy will continue to evaluate options to manage DH’s debt load and is engaged in discussions with certain significant holders of DH’s debt regarding such options.

Dynegy also announced that it is extending the withdrawal deadline for the offers to exchange (the “Exchange Offers”) up to $1,250,000,000 principal amount of the outstanding notes, debentures and capital income securities of DH, for Dynegy’s new 10% Senior Secured Notes due 2018 and cash to midnight, New York City time, on November 3, 2011 (the Withdrawal Deadline), which as previously announced is also the expiration date for the Exchange Offers, unless further extended or earlier terminated by Dynegy.

A copy of Dynegy’s press release concerning the 2016 Notes and the Withdrawal Deadline extension is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1	Press release dated November 1, 2011, announcing Dynegy Holdings, LLC missed interest payment and the Exchange Offers Withdrawal Deadline extension.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: November 2, 2011	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President & General Counsel

DYNEGY HOLDINGS, LLC
(Registrant)

Dated: November 2, 2011	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated November 1, 2011, announcing Dynegy Holdings, LLC missed interest payment and the Exchange Offers Withdrawal Deadline extension.